UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of report (Date of earliest event reported): December 21, 2004

TRINITY ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-29333	87-0431497

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

c/o Elizabeth M. Guffy, U.S. Trustee
Dewey Ballantine LLP
700 Louisiana, Suite 1900
Houston, TX
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (713) 445-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 31, 2003, Trinity Energy Resources, Inc. (the "Debtor") filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States District Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court"). On April 23, 2003, the Bankruptcy Court appointed Elizabeth M. Guffy as the Chapter 11 Trustee.

The Debtor filed its monthly operating report for the month ended November 30, 2004 (the "November 2004 Report") with the Bankruptcy Court on December 21, 2004. A copy of the November 2004 Report is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The November 2004 Report was prepared by Gainer Donnely and DesRoches LLP, a certified public accounting firm.

In the future, so long as the Debtor remains under the supervision of the Bankruptcy Court, in lieu of filing quarterly reports on Form 10-Q and annual reports on Form 10-K, the Debtor intends to file on Form 8-K its monthly operating reports as filed with the Bankruptcy Court.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following is a list of exhibits filed as part of this Current Report on Form 8-K:

99.1	Monthly Operating Report of Trinity Energy Resources, Inc. for the month ended November 30, 2004.

2

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: January 5, 2004	TRINITY ENERGY RESOURCES, INC.

	By:	/s/ Elizabeth M. Guffy
	Name:	Elizabeth M. Guffy
	Title:	Trustee

3

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS

CASE NAME: Trinity Energy Resources, Inc.	Petition Date: 01/31/03

CASE NUMBER: 03-31453-H3-11

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR NOVEMBER 2004

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT	OCT	NOV
REVENUES (MOR-6)	13,119	16,647	15,287	11,564	22,070	23,413	33,495	19,820	33,775	27,250	6,742
INCOME BEFORE INT DEPREC./TAX (MOR-6)	9,783	12,798	12,155	(594)	9,717	12,222	15,743	15,043	19,114	8,139	(4,553)
NET INCOME (LOSS) (MOR-6)	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243	14,043	18,114	7,139	(5,553)
PAYMENTS TO INSIDERS (MOR-9)	0	0	0	0	0	0	0	0	0	0	0
PAYMENTS TO PROFESSIONALS (MOR-9)	0	0	0	0	0	0	0	0	0	0	0
TOTAL DISBURSEMENT (MOR-8)	10,947	2,976	4,381	8,348	19,034	4,689	9,293	16,843	9,426	11,891	11,891

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF THE SIGNATURE DATE EXP DATE
CASUALTY YES( ) NO( ) LIABILITY YES( X ) NO( ) 10-01-03 VEHICLE YES( ) NO( ) WORKERS * YES( ) NO(X ) __-__-__ *SEE ATTACHED CERTIFICATES FOR COVERAGE INFORMATION.

ATTORNEY NAME: Elizabeth M Guffy FIRM: Dewey Ballantine LLP ADDRESS: 700 Louisiana ADDRESS: Suite 1900 CITY, STATE, ZIP: Houston, TX 77002 TELEPHONE: 713-445-1500

Are all accounts receivable being collected with in terms?		(Yes) No
Are all post-petition liabilities, including taxes being paid within terms?			(Yes) No
Have any pre-petition liabilities been paid?	Yes (No)	If so, describe

Are all funds received being deposited into Trustee's bank accounts?		(Yes) No
Were any assets disposed of outside the normal course of business?		Yes (No)
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?		(Yes) No
What is the status of your Plan of Reorganization?	The Trustee is in the process of formulating a
plan of reorganization.

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct based on the records available to the Trustee.

SIGNED	/s/ Miles D. Harper III C.P.A.

TITLE

MOR-1

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
ASSETS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONIH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV
CURRENT ASSETS
Cash	99,136	110,238	122,184	132,846	137,890	160,293	176,783	173,204	204,787	215,529	306,902
Accounts Receivable, Net	57,393	60,163	59,562	51,553	50,062	46,195	53,178	59,730	52,496	57,113	52,496
Inventory: Lower of Cost or Market	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833	30,833
Prepaid Expenses
Investments Certificate of Deposit
Other	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409	14,409
TOTAL CURRENT ASSETS	201,771	215,643	226,988	229,641	233,194	251,730	275,203	278,176	302,525	317,884	404,640
PROPERTY, PLANT @ EQUIPMENT @ COST	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813	1,012,813
Less Accumulated Depreciation	(252,883)	(253,883)	(254,883)	(255,883)	(256,883)	(257,883)	(258,883)	(259,883)	(260,883)	(261,883)	(262,883)
NET BOOK VALUE OF PP&E	759,930	758,930	757,930	756,930	755,930	754,930	753,930	752,930	751,930	750,930	749,930
OTHER ASSETS:
1. Tax Deposits
2. Investments in Subs
3. Bonds, CD's	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342	69,342
Long Term portion 4 Note Receivable	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050	12,050
TOTAL ASSETS	1,043,093	1,055,965	1,066,309	1,067,962	1,070,515	1,088,051	1,110,524	1,112,497	1,135,846	1,150,205	1,235,961

MOR-2	Per Schedules and Statements of Affairs

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
LIABILITIES AND OWNER' EQUITY	MONTH JANUARY	MONIH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV
LIABILITIES:
POST -PETITION LIABILITIES (MOR-4)	46,214	47,087	46,087	49,834	42,677	48,992	57,222	45,152	50,387	57,607	48,916
PRE-PEITTION LIABILITIES
Notes Payable-Secured	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000	250,000
Priority Debt	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457	107,457
Federal Income Tax
FICA/Withholding
Unsecured Debt	790,499	790,499	790,499	790,499	790,499	790,499	790,499	790,499	790,499	790,499	790,499
Other	484,344	484,344	484,344	484,344	484,344	484,344	484,344	484,344	484,344	484,344	584,344
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES	1,678,514	1,679,387	1,678,387	1,682,134	1,674,977	1,681,292	1,689,522	1,677,452	1,682,687	1,689,907	1,781,216
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000	1,375,000
COMMON STOCK	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807	91,807
ADDITIONAL PAID IN CAPITAL	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349	13,015,349
RETAINED EARNINGS, FILING DATE
RETAINED EARNINGS: POST FILING DATE	(15,115,655)	(15,103,65)	(15,092,312)	(15,094,406)	(15,084,696)	(15,073,475)	(15,059,232)	(15,045,189)	(15,027,075)	(15,019,936)	(15,025,489)
DIFFERENCE IN DEBTOR RETAINED EARNNG	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)	(1,922)
TOTAL OWNERS EQUITY (NET WORTH)	(635,421)	(623,422)	(612,078)	(614,172)	(604,462)	(593,241)	(578,998)	(564,955)	(546,841)	(539,702)	(545,255)
TOTAL LIABILITIES & OWNER'S EQUITY	1,043,093	1,055,965	1,066,309	1,067,962	1,070,515	1,088,051	1,110,524	1,112,497	1,135,846	1,150,205	1,235,961

MOR-3	Per Schedules and Statements of Affairs

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

SCHEDULE OF POST-PETITION LIABILITIES
	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONIH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV
TRADE ACCOUNTS PAYABLE	19,982	20,855	19,855	23,602	16,445	22,760	30,990	18,920	24,155	31,375	22,684
TAX PAYABLE:
Federal Payroll Tax	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2,969	2 969	2,969
State Payroll & Sales
Ad Valorem Taxes
Other Taxes	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000
Other
TOTAL TAXES PAYABLE	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969	4,969
SECURED DEBT POST PETITION-BANK LINE OF CREDIT
ACCRUED DIVIDENDS & INTEREST PAYABLE	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232	10,232
*ACCRUED PROFESSIONAL FEES
OTHER ACCRUED LIABILITIES
1 Salary payable to officer	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500	7,500
2 Royalty Payable	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531	3,531
3 Maintenance assessments to Greenway Council of Owners.
TOTAL POST PETITION LIABILITIES (MOR-3)	46,214	47,087	46,087	49,834	42,677	48,992	57,222	45,152	50,387	57,607	48,916

*Payment Requires Court Approval

MOR-4

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

AGING OF POST-PETITION LIABILITIES
MONTH NOVEMBER 2004
DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD VALOREM, OTHER	OTHER
0-30	6,765	6,765
31-60	0
61-90	0
91+	42,151	15,919	2,969		2,000	21,263
TOTAL	48,916	22,684	2,969		2,000	21,263

AGING OF ACCOUNTS RECEIVABLE

MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT	OCT	NOV
0-30 DAYS	13,118	15,888	15,287	7,278	5,787	1,920	8,903	15,455	8,221	4,617
31-60 DAYS										8,221
61-90 DAYS
91+ DAYS	44,275	44,275	44,275	44,275	44,275	44,275	44,275	44,275	44,275	44,275	52,496
TOTAL	57,393	60,163	59,562	51,553	50,062	46,195	53,178	59,730	52,496	57,113	152,496

MOR-5

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

STATEMENT OF INCOME (LOSS)
MONTH	JANUARY	FEBRUARY	MARCH	APRIL	MAY	JUNE	JULY	AUGUST	SEPT	OCT	NOV

REVENUES (MOR-1)	13,119	16,647	15,287	11,564	22,070	23,413	33,495	19,820	33,775	27,250	6,742
TOTAL COST OF REVENUES	3,336	3,849	3,132	12,158	12,353	11,191	17,752	4,777	12,309	7,376	11,295
GROSS PROFIT	9,783	12,798	12,155	(594)	9,717	12,222	15,743	15,043	21,466	19,874	(4,553)
OPERATING EXPENSES
Selling & Marketing
General & Administrative (2)									2,352	11,735
Insider Compensation
Professional Fees (1)
Other (attach list)

TOTAL OPERATING EXPENSES	0	0	0	0	0	0	0	0	2,352	11,735	0
INCOME BEFORE INT, DEPR/TAX MOR-1	9,783	12,798	12,155	(594)	9,717	12,222	15,743	15,043	19,114	8,139	(4,553)
INTEREST EXPENSE
DEPRECIATION	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
OTHER (INCOME) EXPENSE *	500	(202)	(189)	500	(993)		500
OTHER ITEMS**
TOTAL INT, DEPR & OTHER ITEMS	1,500	798	811	1,500	7	1,000	1,500	1,000	1,000	1,000	1,000
NET INCOME BEFORE TAXES	8,283	12,000	11,344	(2,094)	9,710	11,222	14,243	14,043	18,114	7,139	(5,553)
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)		12,000	11,344	(2,094)	9,710	11,222	14,243	14,043	18,114	7,139	(5,553)
Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
**Unusual and/or Infrequent item(s) outside the ordinary course of business; requires footnote
1.     January Other Expense - U S Trustee fees.
2.     Feb Other Income - Refunds from WOGC, TWC (see MOR 7 f ootnotes)
3   Mar Other Income - Refunds from IREA (439) less Trustee Bond fee (250)
4.     April Other Expenses - U S Trustee fees.
5.     May Other Income - AT&T Refund

MOR-6

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH RECEIPTS AND DISBURSEMENTS	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV
1. CASH - BEGINNING OF MONTH	99,943	99,136	110,239	122,184	132,846	137,890	160,294	176,783	173,204	204,787	215,529
RECEIPTS
2 CASH SALES
3. COLLECTIONOFACCOUNTS RECEIVABLE	10,140	13,877	16,327	19,010	23,085	27,093	25,783	13,264	41,009	22,633	11,359
4. LOANS AND ADVANCES (attach list)
5. SALE OF ASSETS (1)
6. OTHER (attach list)		202			993						100,000
TOTAL RECEIPTS	10,140	14,079	16,326	19,010	24,078	27,093	25,783	13,264	41,009	22,633	111,359
Withdrawal Contribution by Individual Debtor MFR-2*
DISBURSEMENTS
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES USE, & OTHER TAXES PAID	56		137					1,761
10. SECURED / RENTAL / LEASES (1)
11. UTILITIES	139	536	533	549	513	526	402	551	613	401	452
12 INSURANCE
13 INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVEL & ENTERTAINMENT
16 REPAIRS, MAINTENANCE & SUPPLIES	10,252	2,440	3,711	7,049	18,521	4,163	8,392	14,531	6,623	10,812	8,317
17. ADMINISTRATIVE & SELLING				250					2,190	178	11,218
18. OTHER (attach list)
TOTAL DISBURSEMENTS FROM OPERATIONS	10,447	2,976	4,381	7,848	19,034	4,689	8,794	16,843	9,426	11,391	19,987
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES	500			500			500			500
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS	10,947	2,976	4,381	8,348	19,034	4,689	9,294	16,843	9,426	11,891	19,987
22. NET CASH FLOW	(807)	11,103	11,945	10,662	5,044	22,404	16,489	(3,579)	31,583	10,742	91,372
23. CASH-END OF MONTH (MOR-2)	99,136	110,239	122,184	132,846	137,890	160,294	176,783	173,204	204,787	215,529	306,901

FEB - OTHER INCOME INCLUDES REFUNDS FROM WOGC ($175) AND TWC ($27)
MAY OTHER INCOME - AT&T REFUND

MOR-7	*Applies to Individual debtor's only

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH ACCOUNTS RECONCILIATION
MONTH OF NOVEMBER 2004

	COMPASS BANK		COMPASS BANK	PREFERRED BANK
ACCOUNT NUMBER	#77657223		#77657258
ACCOUNT TYPE	CHECKING	PAYROLL	TAX	OTHER FUNDS	TOTAL
BANK BALANCE	305,162		47		305,209
DEPOSIT IN TRANSIT	6,743				6,743
OUTSTANDING CHECKS	5,051		0		5,051
ADJUSTED BANK BALANCE	306,654		47		306,901

BEGINNING CASH - PER BOOKS	215,482		47		215,529
RECEIPTS	111,359		0		111,359
TRANSFERS BETWEEN ACCT	0		0		0
WITHDRAWAL CONTRIBUTIONS-BY INDIVIDUAL DEBTOR MFR-2	0		0		0
CHECKS/ OTHERS DISBURSEMENTS	19,987		0		19,987
ENDING CASH -PER BOOKS	306,854	0	47		306,901

MOR-8

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

            PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the p
Also, for insiders identify the type of compensation paid (e. g, salary , commission, bonus, etc.) (Attach additional - pages as necessary)
INSIDERS; NAME/POSITION/COMP TYPE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV
1
2.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)	0	0	0	0	0	0	0	0	0	0	0

PROFESSIONALS NAME/ORDER DATE	MONTH JANUARY	MONTH FEBRUARY	MONTH MARCH	MONTH APRIL	MONTH MAY	MONTH JUNE	MONTH JULY	MONTH AUGUST	MONTH SEPT	MONTH OCT	MONTH NOV

TOTAL PROFESSIONALS (MOR-1)	0	0	0	0	0	0	0	0	0	0	0

MOR-9